Fees Summary	Apr. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,053,934.92
Previously Paid Amount	2,620.32
Total Fee Amount	3,321.85
Total Offset Amount	0.00
Net Fee	$ 701.53